UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 15, 2006
UNITED DOMINION REALTY TRUST, INC.
(Exact name of registrant as specified in charter)

Maryland	1-10524	54-0857512
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (720) 283-6120
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 8.01. Other Events
ITEM 9.01. Financial Statements and Exhibits
Signatures
Exhibit Index
Executive Compensation Summary
Press Release

Item 1.01. Entry into a Material Definitive Agreement.
     On February 15, 2006, the Chief Executive Officer of United Dominion Realty Trust, Inc. (the “Company”) and the four other most highly compensated executive officers for the 2005 fiscal year (referred to in this report as the “named executive officers”) received grants of restricted shares of common stock under the Company’s 1999 Long-Term Incentive Plan as part of their 2005 compensation. A summary of the 2005 executive compensation for the named executive officers is set forth in Exhibit 10.1 to this report and is incorporated herein by reference. A copy of the Company’s 1999 Long-Term Incentive Plan and the form of restricted stock award thereunder are attached as Exhibits 99.5 and 99.6, respectively, to the Company’s Current Report on Form 8-K dated December 31, 2004 (Commission File No. 1-10524), and are incorporated herein by reference.
Item 8.01. Other Events.
     On February 21, 2006, the Company announced that its Board of Directors has authorized a new 10,000,000 share common stock repurchase program. This new common stock repurchase program replaces the Company’s previous 11,000,000 share repurchase program under which the Company repurchased approximately 10,000,000 shares of its common stock. A copy of the press release announcing the new repurchase program is attached to this report as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
10.1	Executive Compensation Summary.

10.2	1999 Long-Term Incentive Plan (incorporated by reference to Exhibit 99.5 to the Company’s Current Report on Form 8-K dated December 31, 2004 and filed with the Securities and Exchange Commission on January 11, 2005 (Commission File No. 1-10524)).

10.3	Form of Restricted Stock Award (incorporated by reference to Exhibit 99.6 to the Company’s Current Report on Form 8-K dated December 31, 2004 and filed with the Securities and Exchange Commission on January 11, 2005 (Commission File No. 1-10524)).

99.1	Press release dated February 21, 2006.

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Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.

Date: February 21, 2006	/s/ Scott A. Shanaberger

Scott A. Shanaberger
Senior Vice President and
Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description
10.1	Executive Compensation Summary.

10.2	1999 Long-Term Incentive Plan (incorporated by reference to Exhibit 99.5 to the Company’s Current Report on Form 8-K dated December 31, 2004 and filed with the Securities and Exchange Commission on January 11, 2005 (Commission File No. 1-10524)).

10.3	Form of Restricted Stock Award (incorporated by reference to Exhibit 99.6 to the Company’s Current Report on Form 8-K dated December 31, 2004 and filed with the Securities and Exchange Commission on January 11, 2005 (Commission File No. 1-10524)).

99.1	Press release dated February 21, 2006.